                                                                  EXHIBIT 10.22


                   OPTION TO PURCHASE SHARES OF COMMON STOCK

                  THIS AGREEMENT is dated as of April 17, 1997, and is made by and between DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as "COMPANY") and DAVID A. HEAP (hereinafter referred to as "EMPLOYEE"):

BACKGROUND

                  1. The Company has issued to the Employee that certain Option to Purchase Shares of Common Stock (the "Old Option") dated April 11, 1996. The Company and the Employee have agreed to cancel the Old Option and issue this Option in its stead. By acceptance of this Option, the Employee and the Company agree that the Old Option is hereby canceled and terminated as of the date hereof.

                  2. This Option is granted as a separate, independent, one-time grant and has not been issued, and shall not be deemed to have been issued, under any "plan" (as such term is used in Rule 16b-3(c)(2)(i) of the Exchange Act) of the Company (including any employee stock option plan); provided, however, that the shares to be issued upon the exercise of this Option may be registered under the Securities Act on Form S-8 pursuant to Instruction A.1(a) therein, and solely for such purpose, this Option shall be deemed an "employee benefit plan" as defined therein.

I. DEFINITIONS

                  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                  "BOARD" shall mean the Board of Directors of the Company.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "COMPANY" shall mean Daisytek International Corporation, a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing a new option in substitution for, the Option in a transaction to which Section 424(a) of the Code applies.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "OPTION" shall mean the stock option to purchase Common Stock of the Company granted under this Agreement.

                  "PARENT CORPORATION" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

                  "SECRETARY" shall mean the Secretary of the Company.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

                  "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

II. GRANT OF OPTION

                  2.1 GRANT OF OPTION. In consideration of services rendered by the Employee and the Employee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of FIFTEEN THOUSAND (15,000) shares of the Company's Common Stock, $.01 par value (the "COMMON STOCK"), subject to and upon the terms and conditions set forth in this Agreement.

                  2.2 PURCHASE PRICE. The purchase price of the shares of Common Stock covered by the Option shall be TWENTY FIVE DOLLARS AND NO CENTS ($25.00) per share without commission or other charge.

                  2.3 CONSIDERATION TO COMPANY. In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

                  2.4 ADJUSTMENTS IN OPTION. In the event that the outstanding shares of Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Board shall be final and binding upon the Employee, the Company and all other interested persons.

III. PERIOD OF EXERCISABILITY

                  3.1 COMMENCEMENT OF EXERCISABILITY.

                  (a) The Option shall become exercisable in three (3) cumulative installments as follows:

                           (i) The first installment shall consist of fifteen percent (15%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                           (ii) The second installment shall consist of fifty percent (50%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                           (iii) The third installment shall consist of one-hundred percent (100%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                  (b) Except as may otherwise be permitted by the Board, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

                  3.2 DURATION OF EXERCISABILITY. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

                  3.3 EXPIRATION OF OPTION. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten (10) years from the date the Option was granted; or

                  (ii) Except if (a) the Employee is totally disabled (within the meaning of Section 22(e)(3) of the Code), (b) the Employee retires within the meaning of clause (iv) below, or (c) the Employee dies, the expiration of three months from the date of the Employee's Termination of Employment for any reason unless the Employee dies within said three-month period; provided, however, that the Board reserves the right to cancel and terminate this Option immediately upon Termination of Employment for cause; or

                  (iii) If the Employee is totally disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Employee's Termination of Employment by reason of his disability unless the Employee dies within said one-year period; or

                  (iv) If the Employee retires after reaching the Company's normal retirement age or takes early retirement with the consent of the Board, the expiration of two years from the date of the Employee's Termination of Employment by reason of such retirement; or

                  (v) The expiration of one year from the date of the Employee's death unless clause (iv) above provides a longer period of exercise; or

                  (vi) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Board waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Board shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

                  3.4 ACCELERATION OF EXERCISABILITY. In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Board may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(vii), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

                  (i) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

                  (ii) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation.

                  The Board may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in clause (ii) above.

IV. EXERCISE OF OPTION

                  4.1 PERSON ELIGIBLE TO EXERCISE. During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

                  4.2 PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one-hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

                  4.3 MANNER OF EXERCISE. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following (except as otherwise waived by such officer) prior to the time when the Option or such portion becomes unexercisable under
Section 3.3:

                  (a) Notice in writing signed by the Employee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board; and

                  (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

                      (ii) With the consent of the Board, shares of the Company's Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value (as determined by the Board) on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                     (iii) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs (i) and (ii); and

                  (c) A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against, and hold it free and harmless from, any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired upon exercise of an Option does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection
(c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                  (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, however, with the consent of the Board, shares of the Company's Common Stock owned by the Employee duly endorsed for transfer may be used to make all or part of such payment (which shares be valued at their fair market value on the date of Option exercise as shall be determined by the Board); and

                  (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

                  4.4 CERTAIN TIMING REQUIREMENTS. Shares of the Company's Common Stock issuable to the Employee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences only (i) with the consent of the Board and (ii) during such periods of time as employees of the Company are permitted to buy or sell shares of Common Stock.

                  4.5 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions (except as otherwise waived by the Board):

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

                  4.6 RIGHTS AS A SHAREHOLDER. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

V. OTHER PROVISIONS

                  5.1 ADMINISTRATION. The Board shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application hereof as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Option.

                  5.2 OPTION NOT TRANSFERABLE. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment of any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                  5.3 SHARES TO BE RESERVED. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

                  5.4 NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given upon receipt and shall be delivered by hand, reputable overnight courier or deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                  5.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                  In Witness Whereof, the Company and the undersigned Employee have executed and delivered this Option as of the day and year above written.


                                       ---------------------------------------
                                       David A. Heap

                                       Daisytek International Corporation


                                       ---------------------------------------
                                       Name:
                                       Title: